SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of Earliest Event Reported): October 24, 2002

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                        0-18348                     06-1209796
(State or other         (Commission File Number)            (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)

1400 Corporate Center Way, Wellington, Florida                       33414
(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000


                         Exhibit Index Appears on page 4

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Item 7. Financial Statements and Exhibits.
    (a) None
    (b) None

    (c) Exhibits.

         Exhibit No.       Description
         -----------       -----------
            99.1           Press Release, dated October 24, 2002.

Item 8. Change in Fiscal Year

     On October 25, 2002, BE Aerospace, Inc.'s Board of Directors approved a change in BE Aerospace, Inc.'s fiscal year from the last Saturday in February to December 31, to be effective beginning December 31, 2002. The report on Form 10-K covering the transition period from February 23, 2002 until January 1, 2003 will be filed in accordance with the Securities and Exchange Commission filing requirements.

Item 9. Regulation FD Disclosure.

     BE Aerospace, Inc. issued the press release attached hereto on October 24, 2002 and appearing as Exhibit 99.1. Except for the second sentence of the first paragraph in that press release referring to the change in fiscal year, the statements appearing in Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.



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


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BE AEROSPACE, INC.

                            By:  /s/ Thomas P. McCaffrey
                            ----------------------------
                            Name:  Thomas P. McCaffrey
                            Title: Corporate Senior Vice President of
                                     Administration and Chief Financial Officer


Date: October 29, 2002


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


                                  EXHIBIT INDEX



Exhibit No.                Description of Exhibits
-----------                -----------------------
99.1                       Press Release, dated October 24, 2002







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